Exhibit 1.1

UNDERWRITING AGREEMENT

between

BARENTSZ CAPITAL LIMITED

and

CATHAY SECURITIES, INC.,

as Representative of the Several Underwriters

BARENTSZ CAPITAL LIMITED

UNDERWRITING AGREEMENT

New York, New York

[ ], 2025

Cathay Securities, Inc.

as Representative of the several Underwriters named on Schedule 1 attached hereto

40 Wall Street, Suite 3600

New York, NY 10005

Ladies and Gentlemen:

The undersigned, Barentsz Capital Limited, a business company with limited liability incorporated in the British Virgin Islands (collectively with its Subsidiary (as hereinafter defined), including, without limitation, all entities disclosed or described in the Registration Statement (as hereinafter defined), the “Company”), hereby confirms its agreement (this “Agreement”) with CATHAY SECURITIES, INC., a FINRA Member firm (hereinafter referred to as the “Representative”), and with the other underwriters named on Schedule 1 hereto for which the Representative is acting as representative (the Representative and such other underwriters being collectively called the “Underwriters” or, individually, an “Underwriter”) as follows:

1. Purchase and Sale of Shares.

1.1 Firm Shares.

1.1.1. Nature and Purchase of Firm Shares.

(i) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters, an aggregate of [ ] (the “Firm Shares”) of the Company’s Class A ordinary shares, par value $0.00001 per share (the “Ordinary Shares”), and each Underwriter agrees to purchase, severally and not jointly, on the Closing Date (as defined below in Section 1.1.2(i)), an aggregate of the Firm Shares. The offering and sale of the Firm Shares (including, for avoidance of doubt, any Option Shares (as defined below in Section 1.2.1), if any are sold) being herein referred to as the “Offering.”

(ii) The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Shares set forth opposite their respective names on Schedule 1 attached hereto and made a part hereof at a purchase price of $[ ] per Firm Share (93.0% of the public offering price per Firm Share) (the “Purchase Price”). The Firm Shares are to be offered initially to the public at the offering price set forth on the cover page of the Prospectus (as defined in Section 2.1.1).

1.1.2. Firm Shares Payment and Delivery.

(i) Delivery and payment for the Firm Shares shall be made no later than 4:00 p.m., Eastern Time, on the second (2nd) Business Day following the Applicable Time (as defined below), or at such time as shall be agreed upon by the Representative and the Company, at the offices of The Crone Law Group, P.C., 420 Lexington Avenue, Suite 2446, New York, NY 10170 (“Representative’s Counsel”), or at such other place (or remotely by electronic transmission) as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Firm Shares is called the “Closing Date.”

(ii) Payment for the Firm Shares shall be made on the Closing Date by wire transfer in federal (same day) funds, payable to the order of the Company upon delivery of the certificates (in form and substance satisfactory to the Underwriters) representing the Firm Shares (or through the facilities of the Depository Trust Company (“DTC”) or via a Deposit or Withdrawal at Custodian (“DWAC”) transfer)) for the account of the Underwriters. The Firm Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing two (2) full Business Days (as defined below) prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Shares except upon tender of payment by the Representative for all of the Firm Shares. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York, New York.

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1.2. Over-allotment Option.

1.2.1. Option Shares. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares, the Company hereby grants to the Underwriters an option (the “Over-allotment Option”) to purchase, in the aggregate, up to [ ] additional Ordinary Shares (the “Option Shares”, and along with the Firm Shares, the “Shares”), representing five percent (5.0%) of the Firm Shares sold in the offering, from the Company. The purchase price to be paid per Option Share shall be equal to the Purchase Price per share set forth in Section 1.1.1. The Shares shall be issued directly by the Company and shall have the rights and privileges described in the Registration Statement, the Pricing Disclosure Package and the Prospectus referred to in Section 2.1.1 below.

1.2.2. Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) of the Option Shares within forty-five (45) days from the effective date (the “Effective Date”) of the Company’s registration statement on Form F-1, as amended, initially filed with the Commission on September 8, 2025. The Underwriters shall not be under any obligation to purchase any of the Option Shares prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of written notice to the Company from the Representative by overnight mail or email or facsimile or other electronic transmission (the “Option Notice”), setting forth the number of the Option Shares to be purchased and the date and time for delivery of and payment for the Option Shares (the “Option Closing Date”), which shall not be later than five (5) full Business Days after the date of the Option Notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of Representative’s Counsel, or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Option Shares does not occur on the Closing Date, the Option Closing Date will be as set forth in the Option Notice. Upon exercise of the Over-allotment Option with respect to all or any portion of the Option Shares subject to the terms and conditions set forth herein, (i) the Company shall become obligated to sell to the Underwriters the number of the Option Shares specified in the Option Notice and (ii) each of the Underwriters, acting severally and not jointly, shall purchase that portion of the total number of the Option Shares then being purchased as set forth in Schedule 1 hereto opposite the name of such Underwriter.

1.2.3. Option Shares Payment and Delivery. Payment for the Option Shares shall be made on the Option Closing Date by wire transfer in federal (same day) funds, payable to the order of the Company upon delivery to the Representative of certificates (in form and substance satisfactory to the Underwriters) representing the Option Shares (or through the facilities of DTC or via DWAC transfer) for the account of the Underwriters. The Option Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two (2) full Business Days prior to the Option Closing Date. The Company shall not be obligated to sell or deliver the Option Shares except upon tender of payment by the Representative for applicable Option Shares.

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as of the Applicable Time (as defined below), as of the Closing Date and as of the Option Closing Date, if any, as follows:

2.1. Filing of Registration Statement.

2.1.1. Pursuant to the Securities Act. The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement, and any amendment or amendments thereto, on Form F-1 (File No. 333-290094), including any related prospectus or prospectuses, for the registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement and amendment or amendments have been prepared by the Company in all material respects in conformity with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) and, as of the Effective Date thereof and the Closing Date, will contain all material statements that are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement became effective (including the Preliminary Prospectus included in the registration statement, financial statements, schedules, exhibits and all other documents filed as a part thereof and all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A of the Securities Act Regulations (the “Rule 430A Information”)), is referred to herein as the “Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Regulations, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). The Registration Statement has been declared effective by the Commission as of the date hereof.

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Each prospectus used prior to the Registration Statement being declared effective by the Commission, and each prospectus that omitted the Rule 430A Information that was used after being declared effective and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus.” The Preliminary Prospectus, subject to completion, dated [ ], 2025, that was included in the Registration Statement immediately prior to the Applicable Time (as defined below) is hereinafter called the “Pricing Prospectus.” The final prospectus in the form first furnished to the Underwriters for use in the Offering is hereinafter called the “Prospectus.” Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement.

“Applicable Time” means 5:30 p.m., Eastern Time, on the date of this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)), as evidenced by its being specified in Schedule 2-B hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Pricing Disclosure Package” means any Issuer General Use Free Writing Prospectus issued at or prior to the Applicable Time, the Pricing Prospectus and the information included on Schedule 2-A hereto, all considered together.

2.1.2. Pursuant to the Exchange Act. The Company has filed with the Commission a Form 8-A (File Number 001-[ ]) providing for the registration pursuant to Section 12(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Ordinary Shares. The registration of the Ordinary Shares under the Exchange Act has been declared effective by the Commission on or prior to the date hereof. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

2.2. Stock Exchange Listing. The Shares have been approved for listing on the NASDAQ Capital Market (the “Exchange”), subject only to official notice of issuance, and the Company has taken no action designed to, or likely to have the effect of, delisting of the Shares from the Exchange, nor has the Company received any notification that the Exchange is contemplating terminating such listing, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

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2.3. No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

2.4. Disclosures in Registration Statement.

2.4.1. Compliance with Securities Act and 10b-5 Representation.

(i) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus, including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus delivered to the Underwriters for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission’s EDGAR filing system (“EDGAR”), except to the extent permitted by Regulation S-T promulgated under the Securities Act (“Regulation S-T”).

(ii) Neither the Registration Statement nor any amendment thereto, at its effective time, as of the Applicable Time, on the Closing Date or on any Option Closing Date (if any), contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Representative expressly for use in the Registration Statement, the Pricing Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the following disclosure contained in the “Underwriting” section of the Prospectus: (a) the information set forth under the sub-captions “Price Stabilization, Short Positions, and Penalty Bids,” “Passive Market Making,” and “Electronic Offer, Sale, and Distribution” and (b) the table showing the number of Shares to be purchased by each Underwriter (the “Underwriter’s Information”).

(iii) The Pricing Disclosure Package, as of the Applicable Time, on the Closing Date, or on any Option Closing Date (if any), did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and each Issuer Limited Use Free Writing Prospectus hereto does not conflict in any material respect with the information contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, and each such Issuer Limited Use Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriters’ Information.

(iv) Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) and at the Closing Date, or at any Option Closing Date (if any), included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriters’ Information.

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2.4.2. Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Pricing Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and (ii) is material to the Company’s business of the Company and its Subsidiaries (as defined below) taken as a whole, has been duly authorized and validly executed by the Company and/or its Subsidiaries, is in full force and effect in all material respects and is enforceable against the Company and/or its Subsidiaries and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company and/or its Subsidiaries, and neither the Company and/or its Subsidiaries nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder, except for such defaults that would not reasonably be expected to result in a Material Adverse Change (as defined in Section 2.5.1 below), and except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Performance by the Company and/or its Subsidiaries of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental or regulatory agency, authority, body, entity or court, domestic or foreign, having jurisdiction over the Company and/or its Subsidiaries or any of its/their assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations, that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change (as defined in Section 2.5.1 below).

2.4.3. Prior Securities Transactions. No securities of the Company have been sold by the Company or, to the Company’s knowledge, by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Preliminary Prospectus.

2.4.4. Regulations. The disclosures in the Registration Statement, the Pricing Disclosure Package and the Prospectus concerning the effects of federal, state, local and all foreign laws, rules and regulations relating to the Offering and the Company’s business as currently conducted or contemplated fairly summarize in all material respects and no other such laws, rules or regulations are required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus which are not so disclosed.

2.4.5. No Other Distribution of Offering Materials. The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the Offering, other than any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 3.2 below, until such time as the Underwriters complete the purchase of the Firm Shares or, if the Over-allotment Option is exercised, the Option Shares.

2.5 Changes After Dates in Registration Statement.

2.5.1. No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus and until the date of this Agreement, except as otherwise specifically stated therein: (i) there has been no material adverse change in the financial position or results of operations of the Company or its Subsidiaries (as defined in Section 2.7 below) taken as a whole, nor any change or development that, singularly or in the aggregate, would involve a material adverse change in or affecting the condition (financial or otherwise), results of operations, business, or assets of the Company or its Subsidiaries (as defined in Section 2.7 below) taken as a whole (a “Material Adverse Change”); (ii) there have been no material transactions entered into by the Company or its Subsidiaries (as defined in Section 2.7 below), other than as contemplated pursuant to this Agreement; and (iii) no executive officer or director of the Company has resigned from any position with the Company.

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2.5.2. Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus and until the date of this Agreement, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

2.6 Disclosures in Commission Filings. None of the Company’s filings with, or other documents furnished to, the Commission contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has made all filings with the Commission required under the Exchange Act and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act Regulations”).

2.7 Independent Accountants. To the knowledge of the Company, J&S Associate PLT, an independent registered public accounting firm (the “Auditor”), whose report is filed with the Commission as part of the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board. The Auditor has not, during the periods covered by the financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.8 Financial Statements, etc. The financial statements, including the notes thereto and supporting schedules, if any, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, fairly present in all material respects the financial position and the results of operations of the Company at the dates and for the periods stated therein; and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and the supporting schedules, if any, included in the Registration Statement present fairly in all material respects the information required to be stated therein. Except as included therein, no historical or pro forma financial statements are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Securities Act or the Securities Act Regulations. The pro forma and pro forma as adjusted financial information and the related notes, if any, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been properly compiled and prepared in all material respects in accordance with the applicable requirements of the Securities Act and the Securities Act Regulations and present fairly in all material respects the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the Registration Statement, the Pricing Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) since the date of the last balance sheet included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its direct and indirect subsidiaries, including each of the entities disclosed or described as subsidiaries of the Company in the Registration Statement, the Pricing Disclosure Package and the Prospectus (each, a “Subsidiary” and, collectively, the “Subsidiaries”), has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its Ordinary Shares or other capital stock (if any), (c) there has not been any change in the capital of the Company or any of its Subsidiaries, or, other than in the ordinary course of business, any grants made under any stock compensation plan, and (d) there has not been any Material Adverse Change in the Company’s long-term or short-term debt. The Company represents that it has no direct or indirect subsidiaries other than those listed in Exhibit 21.1 to the Registration Statement.

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2.9 Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company will have on the Closing Date the adjusted capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Pricing Disclosure Package and the Prospectus, on the Effective Date, as of the Applicable Time and on the Closing Date or at any Option Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized but unissued Ordinary Shares of the Company or any security convertible or exercisable into Ordinary Shares of the Company, or any contracts or commitments to issue or sell Ordinary Shares or any such options, warrants, rights or convertible securities.

2.10 Valid Issuance of Securities, etc.

2.10.1. Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no contractual rights of rescission or the ability to force the Company to repurchase such securities with respect thereto, and are not subject to personal liability by reason of being such holders; and, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of such securities were issued in violation of the preemptive rights or rights of first refusal or rights of participation of any holders of any security of the Company or similar contractual rights granted by the Company within the applicable and enforceable timeframe of such rights. The authorized Ordinary Shares and any other securities outstanding or to be outstanding upon consummation of the Offering conform in all material respects to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The offers and sales of the outstanding Ordinary Shares, options, warrants and other rights to purchase or exchange such securities for Ordinary Shares were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such Ordinary Shares, exempt from such registration requirements. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any, accurately and fairly present, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.

2.10.2. Securities Sold Pursuant to this Agreement. The Shares have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Shares are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Shares has been duly and validly taken. The Shares conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.11 Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no holders of any securities of the Company or any options, warrants, rights or other securities exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in the Registration Statement or any other registration statements to be filed by the Company, except for any such rights that have been waived in writing.

2.12 Validity and Binding Effect of Agreements. The execution, delivery and performance of this Agreement has been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with its terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

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2.13 No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach of, or conflict with, in any material respect any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which the Company is a party or as to which any property of the Company is a party, except breaches, conflicts or defaults that would not reasonably be expected to result in a Material Adverse Change; (ii) result in any violation of the provisions of the Company’s Memorandum and Articles of Association (as the same may be amended or restated from time to time, the “Charter”); or (iii) violate in any material respect any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Entity as of the date hereof having jurisdiction over the Company.

2.14 No Defaults; Violations. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not (i) in violation of any term or provision of its Charter, or (ii) to its knowledge, after reasonable investigation, in violation of any franchise, license, permit, applicable law, rule, regulation, judgment, or decree of any Governmental Entity applicable to the Company, except in the case of clause (ii) for such violations that would not be reasonably expected to cause a Material Adverse Change.

2.15 Corporate Power; Licenses; Consents.

2.15.1. Conduct of Business. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has all requisite corporate power and authority, and has all necessary consents, authorizations, approvals, licenses, certificates, clearances, permits and orders and supplements and amendments thereto (collectively, “Authorizations”) of and from all Governmental Entities applicable to the Company that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except for such Authorizations, the absence of which would not reasonably be expected to cause a Material Adverse Change.

2.15.2. Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all Authorizations required in connection therewith have been obtained. No Authorization of, and no filing with, any Governmental Entity applicable to the Company or a Subsidiary, the Exchange or other body is required for the valid issuance, sale and delivery of the Shares and the consummation of the transactions and agreements contemplated by this Agreement as contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, except with respect to applicable Securities Act Regulations and state securities laws and the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”).

2.16 D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors, executive officers, nominees, control persons, or appointees for director or executive officer  prior to the Offering (the “Insiders”) as supplemented by all information concerning the Insiders as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as well as in the Lock-Up Agreement (as defined in Section 2.24 below), provided to the Underwriters, is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become materially inaccurate and incorrect.

2.17 Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or any Subsidiary, executive officer or director of the Company and their respective affiliates, that is required to be disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, which, in each case, would reasonably be expected to result in a Material Adverse Change.

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2.18 Good Standing. The Company has been duly incorporated and is validly existing as a corporation and is in good standing under the laws of the British Virgin Islands as of the date hereof, and is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to be so qualified or in good standing, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change.

2.19 Insurance. The Company and each of its Subsidiaries carries or is entitled to the benefits of insurance in accordance with industry practice in such amounts and covering such risks which the Company believes are reasonably adequate, as is customary for companies engaged in similar business in similar industries, and all such insurance is in full force and effect. The Company has no reason to believe that it or any of its Subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Change.

2.20 Transactions Affecting Disclosure to FINRA.

2.20.1. Finder’s Fees. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Shares hereunder or any other arrangements, agreements or understandings of the Company or any of its shareholders that may affect the Underwriters’ compensation, as determined by FINRA.

2.20.2. Payments within Twelve (12) Months. Except as disclosed in writing to the Representative or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments in connection with the Offering (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve (12) months prior to the Effective Date, other than the payment to the Underwriters as provided hereunder in connection with the Offering.

2.20.3. Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

2.20.4. FINRA Affiliation. There is no (i) officer or director of the Company, (ii) beneficial owner of 10% or more of any class of the Company’s securities or (iii) to the Company’s knowledge, beneficial owner of the Company’s unregistered equity securities who acquired any equity securities of the Company during the 180-day period immediately preceding the filing of the Registration Statement that is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

2.20.5. Information. All information provided by the Company in its FINRA questionnaire to Representative counsel (the “Representative’s Counsel”) specifically for use by Representative’s Counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

2.21 Foreign Corrupt Practices Act. None of the Company and its Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company and its Subsidiaries or any other person acting on behalf of, and with authority from, the Company and its Subsidiaries, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any applicable Governmental Entity (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

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2.22 Compliance with OFAC. None of the Company and its Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company and its Subsidiaries or any other person acting on behalf of, and with authority from, the Company and its Subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (”OFAC”), and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

2.23 Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

2.24 Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to the Representative or to Representative’s Counsel on the Closing Date shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.25 Lock-Up Agreements. Schedule 3 hereto contains a complete and accurate list of the Company’s officers, directors and each holders of more than 5% of the Company’s outstanding Ordinary Shares (or securities convertible or exercisable into Ordinary Shares) as of the Effective Date (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to deliver to the Representative an executed Lock-Up Agreement, in a form substantially similar to that attached hereto as Exhibit A (the “Lock-Up Agreement”), simultaneously with or prior to the execution of this Agreement.

2.26 Subsidiaries. All Subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each Subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not be reasonably expected to have Material Adverse Change. The Company’s ownership and control of each Subsidiary is as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.27 Related Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required by the rules and regulations of the Commission to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus that have not been described as required.

2.28 Board of Directors. The Board of Directors of the Company will on the Effective Date be comprised of the persons set forth under the section of the Pricing Prospectus and the Prospectus titled “Management.” The qualifications of the persons serving as board members and the overall composition of the board comply with the Exchange Act, and rules and regulations promulgated under the Exchange Act (the “Exchange Act Regulations”), the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company and the listing rules of the Exchange. At least one member of the Audit Committee of the Board of Directors of the Company qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent,” as defined under the listing rules of the Exchange.

2.29 Sarbanes-Oxley Compliance.

2.29.1. Disclosure Controls. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has developed and currently maintains disclosure controls and procedures that will comply in all material respects with Rule 13a-15 or 15d-15 under the Exchange Act Regulations, and such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

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2.29.2. Compliance. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company is and at the Applicable Time and on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and has taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act.

2.30 Accounting Controls. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company maintains systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) that comply in all material respects with the requirements of the Exchange Act and have been designed by, or under the supervision of, its respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company is not aware of any material weaknesses in its internal control over financial reporting., and, if applicable, with respect to such remedial actions disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company represents that it has taken all remedial actions set forth in such disclosure. The Company’s auditors and the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses, if any, in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the Company’ ability to record, process, summarize and report financial information; and (ii) any fraud known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

2.31 No Investment Company Status. The Company is not and, after giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

2.32 No Labor Disputes. No material labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, except for such disputes that would not be reasonably expected to cause a Material Adverse Change.

2.33 Intellectual Property Rights. The Company and each of its Subsidiaries owns or possesses or has valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property Rights”) described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and necessary for the conduct of the business of the Company and each of its Subsidiaries as currently carried on and as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. To the Company’s knowledge, the conduct of the business of the Company and its Subsidiaries as currently carried on and as described in the Registration Statement and the Prospectus does not involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others. Neither the Company nor any of its Subsidiaries has received any written notice alleging any such infringement, fee or conflict with asserted Intellectual Property Rights of others. Except as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change, (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company; (B) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section 2.33, reasonably be expected to result in a Material Adverse Change; (C) the Intellectual Property Rights owned by the Company and, to the knowledge of the Company, the Intellectual Property Rights licensed to the Company, if any, have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 2.33, reasonably be expected to result in a Material Adverse Change; (D) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims referred to in this Section 2.33, reasonably be expected to result in a Material Adverse Change; and (E) to the Company’s knowledge, no employee of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company, or actions undertaken by the employee while employed with the Company and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change. To the Company’s knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and are not described therein. The Registration Statement, the Pricing Disclosure Package and the Prospectus contain in all material respects the same description of the matters set forth in the preceding sentence. None of the technology employed by the Company has been obtained or is knowingly being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors or employees, or otherwise in violation of the rights of any persons.

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2.34 Taxes. The Company and its Subsidiaries have filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof, except in any case in which the failure so to file would not reasonably be expected to cause a Material Adverse Change. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its Subsidiaries have paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such respective Subsidiary except for any such taxes that are currently being contested in good faith or as would not, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are, to the Company’s knowledge and belief, sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Underwriters, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its Subsidiaries, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its Subsidiaries. There are no tax liens against the assets, properties or business of the Company or its Subsidiaries. The term “taxes” means all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

2.35 ERISA Compliance. The Company does not have any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) as of the Effective Date, and is not subject to the ERISA (if any are applicable and subject to ERISA) established or maintained by the Company or its “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates. No “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company nor any of its ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and, to the knowledge of the Company, nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

2.36 Compliance with Laws. Each of the Company and its Subsidiaries: (A) is and for the last three years had been in compliance with all statutes, rules, or regulations applicable to the business of the Company as currently conducted (“Applicable Laws”), except to the extent that, individually or in the aggregate, such non-compliance would not reasonably be expected to have a Material Adverse Change; (B) has not received any warning letter, untitled letter or other correspondence or written (email, electronic or otherwise) notice from any Governmental Entity alleging or asserting noncompliance with any Applicable Laws or any Authorizations; (C) possesses all material Authorizations and such material Authorizations are valid and in full force and effect and are not in material violation of any term of any such Authorizations; (D) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Entity applicable to its business or third party alleging that any activity conducted by the Company is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) has not received written (email, electronic or otherwise) notice that any Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such Governmental Entity is considering such action; and (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments that were to the Company’s knowledge,  complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission); provided however, that the foregoing qualifier with respect to the Company’s knowledge shall not in any way apply to the Charter or Registration Statement or any information provided therein or relating thereto, or limit the obligations or liabilities of the Company under the Registration Statement and, further provided that nothing in this Section 2.36 shall be deemed to limit or revise in any way the representations of the Company under Article II hereof generally, Section 2.4 above and Section 5 or of this Agreement or any other representation made herein relating to its Charter or authority to do business in any jurisdiction and compliance. Further, for the avoidance of doubt, the Company and its Subsidiaries have not been, and is not currently, subject to, nor has it been required by any governmental authority to comply with, any laws, regulations, or rules applicable to a company incorporated in the People’s Republic of China (the “PRC”), domiciled in the PRC, or otherwise subject to PRC jurisdiction, including, without limitation, (a) PRC rules and regulations of the State Administration of Foreign Exchange (“SAFE”) relating to such shareholders’ shareholding with the Company, (b) the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (“CSRC”) and SAFE on August 8, 2006, (c) the Trial Administrative Measures of the Overseas Securities Offering and Listing by Domestic Companies and five ancillary interpretive guidelines promulgated by the CSRC (collectively, the “Trial Measures”), and (d) the revised Measures for Cybersecurity Review issued by the Cyberspace Administration of China (the “CAC”), the National Development and Reform Commission (the “NDRC”) and several other administrations (collectively, the “PRC Regulations”).

2.37 Emerging Growth Company. From the time of the initial submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly in or through any person authorized to act on its behalf in any Testing-the-Waters Communication (defined below)) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

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2.38 “Testing-the-Waters Communication”, if any, means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act. The Company has not (i) alone engaged in any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the written consent of the Representative and with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (ii) authorized anyone other than the Representative to engage in Testing-the-Waters Communications. The Company confirms that the Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications.

2.39 Environmental Laws. The Company has operated, in all material respects, in compliance with applicable foreign, federal, state and local rules, laws and regulations relating to its use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment in the ordinary course of its businesses (the “Environmental Laws”). To the Company’s knowledge, there has been no material storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of hazardous or toxic substances or waste by, due to, or caused by the Company (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, reasonably be expected to give rise to any material liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Change. Further, to the Company’s knowledge, there has been no disposal, discharge, emission or other release of any reasonably expected kind onto such property or into the environment surrounding such property of any toxic or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Change. In the ordinary course of business, the Company conducts periodic reviews of the effect of Environmental Laws on its business and assets, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or governmental permits issued thereunder, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews, the Company reasonably believes that such associated costs and liabilities would not, either singularly or in the aggregate, be expected to cause a Material Adverse Change.

2.40 Title to Property. Except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its Subsidiaries taken as a whole, in each case, free and clear of all liens, encumbrances, security interests, claims and defects that singly or in the aggregate, would materially affect the value of such property and interfere with the use made and proposed to be made of such property by the Company or its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has received any written notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or such Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease , which would be reasonably expected to result in a Material Adverse Change.

2.41 Contracts Affecting Capital. There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that would reasonably be expected to materially affect the Company’s or its Subsidiaries’ liquidity or the availability of or requirements for their capital resources required to be described or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus which have not been described or incorporated by reference as required.

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2.42 Loans to Directors or Officers. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or its Subsidiaries to or for the benefit of any of the officers or directors of the Company, its Subsidiaries, or any of their respective family members, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2.43 Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, on the Effective Date and at the time of any amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Shares and at the Effective Date, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

2.44 Compliance with the Outbound Investment Rules. The Company is not and shall not become a “covered foreign person” within the meaning of Executive Order 14105 of August 9, 2023, including all implementing regulations thereof, codified at 31 C.F.R. Part 850. None of the Company or its Subsidiaries has currently engaged in, nor has current intention of engaging in, and shall not engage in any operations rendering it a “covered entity”, or making the Offering a “covered activity” as defined under Executive Order 14105 and its implementing regulations codified at 31 C.F.R. Part 850.

2.45 Industry Data; Forward Looking Statements. The statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

2.46 Electronic Road Show. The Company has made available a Bona Fide Electronic Road Show in compliance with Rule 433(d)(8)(ii) of the Securities Act Regulations such that no filing of any “road show” (as defined in Rule 433(h) of the Securities Act Regulations) is required in connection with the Offering.

2.47 Margin Securities. The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of Offering will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Ordinary Shares to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

2.48 Dividends and Distributions. Except as disclosed in the Pricing Disclosure Package, Registration Statement and the Prospectus, no Subsidiary of the Company is currently prohibited or restricted, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock (in each case, to the extent that any such prohibition or restriction on dividends and/or distributions would have a material effect to the Company), from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

2.49 Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

2.50 Integration. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any such securities under the Securities Act.

2.51 Confidentiality and Non-Competitions. To the Company’s knowledge, no director, officer, key employee or any Subsidiary is subject to any confidentiality, non-disclosure, non-competition agreement or non-solicitation agreement with any employer, other than the Company, or prior employer that could materially affect his or her ability to be and act in his or her respective capacity of the Company or such Subsidiary or be expected to result in a Material Adverse Change.

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2.52 Corporate Records. The minute books of the Company have been made available to the Representative and Representative’s Counsel and such books (i) contain minutes of all material meetings and actions of the Board of Directors (including each board committee) and shareholders of the Company, and (ii) reflect all material transactions referred to in such minutes.

2.53 Diligence Materials. The Company has provided to the Representative and Representative’s Counsel all materials required or necessary to respond in all material respects to the diligence request submitted in writing to the Company by the Representative.

2.54 Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or shareholders (without the consent of the Representative) has taken, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

3. Covenants of the Company. The Company covenants and agrees as follows:

3.1 Amendments to Registration Statement. The Company shall deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Representative shall reasonably object in writing; provided, however, that this Section 3.1 shall not be applicable with respect to any supplements to the Registration Statement filed solely for the purpose of supplementing the Registration Statement or Prospectus with a report filed with the Commission by the Company pursuant to the Exchange Act.

3.2 Federal Securities Laws.

3.2.1. Compliance. The Company, subject to Section 3.2.2, shall comply in all material respects with the requirements of Rule 430A of the Securities Act Regulations, and will notify the Representative promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed; (ii) of the receipt of any comments from the Commission; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the Offering of the Shares. The Company shall effect all filings required under Rule 424(b) of the Securities Act Regulations, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and shall take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

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3.2.2. Continued Compliance. The Company shall comply in all material respects with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Shares, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of Representative’s Counsel, or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) amend or supplement the Pricing Disclosure Package or the Prospectus in order that the Pricing Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Pricing Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly (A) give the Representative notice of such event; (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Pricing Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representative or Representative’s Counsel shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given the Representative notice of any filings made pursuant to the Exchange Act or the Exchange Act Regulations within two (2) full Business Days prior to the Applicable Time. The Company shall give the Representative notice of its intention to make any such filing from the Applicable Time until the Closing Date and the exercise in full or expiration of the Over-allotment Option specified in Section 1.2 hereof and will furnish the Representative with copies of the related document(s) a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or Representative’s Counsel shall reasonably object.

3.2.3. Exchange Act Registration. For a period of one (1) year after the date of this Agreement, (i) the Company shall use its commercially reasonable efforts to maintain the registration of the Ordinary Shares under the Exchange Act, and (ii) the Company shall not deregister any of the Ordinary Shares under the Exchange Act without the prior written consent of the Representative.

3.2.4. Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representative, it shall not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representative shall be deemed to have consented to each Issuer General Use Free Writing Prospectus set forth in Schedule 2-B, if any. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representative as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

3.2.5 Testing-the-Waters Communications. If at any time following the distribution of any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 of the Securities Act Regulations (a “Written Testing-the-Waters Communication”) there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at that subsequent time, not misleading, the Company shall promptly notify the Representative and shall promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

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3.3 Delivery to the Underwriters of Registration Statements. The Company has delivered or made available or shall upon written request from the Representative deliver or make available to the Representative and Representative’s Counsel, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith), and will also deliver to each Underwriter, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) upon receipt of a written request therefor from such Underwriter. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.4 Delivery to the Underwriters of Prospectuses. The Company has delivered or made available or will deliver or make available to each Underwriter, upon request, without charge, as many copies of each Preliminary Prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

3.5 Effectiveness and Events Requiring Notice to the Representative. The Company shall use its commercially reasonable efforts to cause the Registration Statement covering the issuance of the Shares to remain effective with a current prospectus for at least nine (9) months after the Applicable Time, and shall promptly notify the Representative and confirm the notice in writing: (i) of the cessation of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Shares for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in this Section 3.5 that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement, the Pricing Disclosure Package or the Prospectus untrue or that requires the making of any changes in (a) the Registration Statement in order to make the statements therein not misleading, or (b) in the Pricing Disclosure Package or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company shall make commercially reasonable efforts to obtain promptly the lifting of such order.

3.6 Future Reports to the Underwriters. For one (1) full year after the date of this Agreement, the Company will furnish, if not otherwise available on EDGAR, to the Representative (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 20-F, quarterly financial statements using a Form 6-K or other report filed by the Company with the Commission; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its share capital.

3.7 Listing. The Company shall use its commercially reasonable efforts to maintain the listing of the Ordinary Shares on the Exchange for at least one (1) year from the date of this Agreement.

3.8 Financial Public Relations Firm. As of or within 75 days of the Effective Date, the Company shall use its reasonable efforts to retain a financial public relations firm reasonably acceptable to the Representative and the Company, which firm shall be experienced in assisting issuers in initial public offerings of securities and in their relations with their security holders.

3.9 Reports to the Representative.

3.9.1. Periodic Reports, etc. For a period of one (1) year after the date of this Agreement, the Company shall furnish or make available to the Representative copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and also furnish to the Representative, as soon as practical: (i) a copy of each periodic report the Company shall be required to file with the Commission under the Exchange Act and the Exchange Act Regulations; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 6-K prepared and filed by the Company; (iv) a copy of each registration statement filed by the Company under the Securities Act; (v) a copy of each report or other communication furnished to its shareholders and (vi) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request. Documents filed with the Commission pursuant to its EDGAR system or press releases shall be deemed to have been delivered to the Representative pursuant to this Section 3.9.1.

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3.9.2. Transfer Agent. For a period of one (1) years after the date of this Agreement, the Company shall retain a transfer agent and registrar acceptable to the Representative (the “Transfer Agent”). Transhare Corporation is acceptable to the Representative to act as Transfer Agent for the Ordinary Shares.

3.10 Payment of Expenses

3.10.1. General Expenses Related to the Offering. The Company hereby agrees to pay on the Closing Date and on any Option Closing Date, to the extent not paid on the Closing Date, all expenses related to the Offering or otherwise incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees and communication expenses relating to the registration of the Shares to be sold in the Offering (including the Over-allotment Option) with the Commission; (b) all Public Filing System filing fees and expenses relating to the listing of such Shares on the Exchange and such other stock exchanges as the Company and the Representative together determine or associated with the review of the Offering by FINRA; (c) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Shares under the securities laws of such foreign jurisdictions as the Representative may reasonably designate (including, without limitation, all filing and registration fees, opinion and background check costs in all jurisdictions of the Company and its subsidiaries and affiliates, and the reasonable fees and disbursements of the Company’s “blue sky” counsel, which will be the Representative’s counsel) unless such filings are not required in connection with the Company’s proposed listing on a national exchange, if applicable; (d) the costs of all mailing and printing of documents in connection with the Offering; (e) transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Underwriters; (f) the fees and expenses of the Company’s accountants; and (g) a maximum of $200,000 for all accountable out-of-pocket fees and expenses incurred by the Underwriters in connection with the Offering, including “road show,” diligence, including directors’ and officers’ background check, and reasonable legal fees and disbursements for Representative’s counsel, travel, preparation and production of the Offering documents, deal tracking software, printing and reproduction costs, accounting and other professional services and other out-of-pocket expenses, provided that any expense individually exceeding $500 or in the aggregate exceeding $1,000 shall require prior written or email approval of the Company. For the sake of clarity, it is understood and agreed that the Company shall be responsible for the Representative’s external legal counsel costs and other actually incurred expenses detailed in this section irrespective of whether the Offering is consummated or not and any unearned portions of advances shall be refunded. Additionally, the Company has provided an expense advance to the Representative of $30,000 with an additional $20,000 paid upon the first public filing of the Registration Statement (together, the “Advance”), which is included in the aggregate of $200,000 maximum fees and expenses set forth above. The Advance shall be applied towards out-of-pocket accountable expenses set forth herein and pursuant to Section 8.3 and any portion of the Advance shall be returned back to the Company to the extent not actually incurred. The Company further agrees that, in addition to the expenses payable pursuant to this Section 3.10.1, on the Closing Date it shall pay to the Underwriters, by deduction from the net proceeds of the Offering contemplated herein, a non-accountable expense allowance equal to one percent (1.0%) of the actual amount received in the Offering. Upon receipt of proper invoices and subject to the expense cap and approval requirements herein, the Company shall pay such accountable expenses to the Representative separately, or the Representative may deduct from the net proceeds of the Offering payable to the Company on the Closing Date the expenses set forth herein to be paid by the Company to the Underwriters.

3.11 Application of Net Proceeds. The Company shall apply the net proceeds from the Offering received by it in a manner consistent with the application thereof described under the caption “Use of Proceeds” in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

3.12 Delivery of Earnings Statements to Security Holders. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement (which need not be certified by an independent registered public accounting firm unless required by the Securities Act or the Securities Act Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Securities Act) covering a period of at least twelve (12) consecutive months following the date of this Agreement.

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3.13 Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or shareholders has taken or shall take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

3.14 Internal Controls. For a period of one (1) year after the date of this Agreement, the Company shall maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.15 Accountants. As of the date of this Agreement, the Company has retained an independent registered public accounting firm, as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board, reasonably acceptable to the Representative, and the Company shall continue to retain a nationally recognized independent registered public accounting firm for a period of at least one (1) year after the date of this Agreement. The Representative acknowledges that the Auditor is acceptable to the Representative.

3.16 FINRA. For a period of sixty (60) days from the Closing Date, the Company shall advise the Representative (who shall make an appropriate filing with FINRA) if it is or becomes aware that (i) any officer or director of the Company, (ii) any beneficial owner of 10% or more of any class of the Company’s securities or (iii) any beneficial owner of the Company’s unregistered equity securities which were acquired during the 180 days immediately preceding the filing of the Registration Statement is or becomes an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

3.17 No Fiduciary Duties. The Company acknowledges and agrees that the Underwriters’ responsibility to the Company is solely contractual in nature and that none of the Underwriters or their affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Agreement.

3.18 Company Lock-Up Agreements.

3.18.1. Restriction on Sales of Capital Stock. The Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Representative, it will not, for a period of three (3) months from the closing of the Offering  (the ”Lock-Up Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, change the terms of, or grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii), or (iii) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise.

The restrictions contained in this Section 3.18.1 shall not apply to (i) the Shares to be sold hereunder (ii) the issuance (but not registration) by the Company of Ordinary Shares upon the exercise of an outstanding stock option or warrant or the conversion of a security outstanding on the date hereof, of which the Representative has been advised in writing, and (iii) the issuance of Ordinary Shares or options to purchase Ordinary Shares or other awards granted pursuant to any equity incentive plan of the Company described in the Registration Statement, and the filing by the Company of a registration statement on Form S-8 in respect thereof; and (iv) the issuance of Ordinary Shares or other securities in connection with an acquisition or a strategic transaction approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144 under the Securities Act) and provided further the recipient of any such Ordinary Shares or other securities issued pursuant to this clause (iv) during the Lock-Up Period shall enter into a lock-up agreement substantially in the form of Exhibit A hereto for the remainder of the Lock-Up Period.

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3.19 Release of D&O Lock-up Period. If the Representative, in its sole discretion, agrees to release or waive the restrictions set forth in the Lock-Up Agreements described in Section 2.25 and provides the Company with notice of the impending release or waiver at least three (3) Business Days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit B hereto through a major news service at least two (2) Business Days before the effective date of the release or waiver.

3.20 Blue Sky Qualifications. The Company shall use its commercially reasonable efforts, in cooperation with the Underwriters, if necessary, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Shares; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

3.21 Reporting Requirements. The Company, during the period when a prospectus relating to the Shares is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and Exchange Act Regulations. Additionally, the Company shall report the use of proceeds from the issuance of the Shares as may be required under Rule 463 under the Securities Act Regulations.

3.22 Emerging Growth Company Status. The Company shall promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Securities Act and (ii) fifteen (15) days following the completion of the Lock-Up Period.

3.23 Press Releases. Prior to the Closing Date, the Company shall not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative, which consent shall not be unreasonably withheld, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law or requirement of Nasdaq.

3.24 Sarbanes-Oxley. For a period of one (1) year after the date of this Agreement, the Company shall at all times comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

3.25 IRS Forms. If requested by the Representative, the Company shall deliver to each Underwriter (or its agent), prior to or at the Closing Date, a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an IRS Form W-8, as appropriate, together with all required attachments to such form.

4. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to (i) the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and any Option Closing Date, if any; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company of its obligations hereunder; and (iv) the following conditions:

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4.1 Regulatory Matters.

4.1.1. Effectiveness of Registration Statement; Rule 430A Information. The Registration Statement has become effective not later than 5:30 p.m., Eastern Time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at the Closing Date and any Option Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. The Prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) under the Securities Act Regulations (without reliance on Rule 424(b)(8)) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A under the Securities Act Regulations.

4.1.2. FINRA Clearance. On or before the date of this Agreement, the Representative shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3. Exchange Clearance. On the Closing Date, the Shares shall have been approved for listing on the Exchange, subject only to official notice of issuance.

4.2 Company Counsel Matters.

4.2.1. Closing Date Opinion of Counsels. On the Closing Date, the Representative shall have received:

(i) the favorable opinion and written statement providing for certain “10b-5” negative assurances of Loeb & Loeb LLP (“Company Counsel”), U.S. securities counsel to the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Representative;

(ii) the favorable opinion of Ogier, British Virgin Islands counsel (“BVI Counsel”) to the Company dated the Closing Date; and

(iii) the favorable opinion of P. Y. Cheung & Co. Solicitors, Hong Kong counsel to the Company (“HK Counsel”) and to Premier ESG Services Limited, an entity organized and doing business in the Special Administrative Region of Hong Kong (the “HK Subsidiary”), dated the Closing Date, in form and substance reasonably satisfactory to the Representative.

4.2.2 Option Closing Date. On the Option Closing Date, if any, the Representative shall have received the favorable opinions of Company Counsel, BVI Counsel and HK Counsel dated the Option Closing Date, addressed to the Representatives and in form and substance reasonably satisfactory to the Representatives, confirming as of the Option Closing Date, the statements made by such counsel in their opinions delivered on the Closing Date.

4.3 Comfort Letters.

4.3.1. Cold Comfort Letter. At the time this Agreement is executed, the Representative shall have received a cold comfort letter from the Auditor containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, addressed to the Representative and in form and substance reasonably satisfactory in all respects to the Representative and to Representative’s Counsel from the Auditor, dated as of the date of this Agreement.

4.3.2. Bring-down Comfort Letter. At each of the Closing Date and each Option Closing Date, the Representative shall have received from the Auditor a letter, dated as of the Closing Date or the Option Closing Date, as applicable, to the effect that the Auditor reaffirms the statements made in the letter furnished pursuant to Section 4.3.1, except that the specified date referred to shall be a date not more than one (1) Business Days prior to the Closing Date or any Option Closing Date, as applicable.

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4.4 Officers’ Certificates.

4.4.1. Officers’ Certificate. The Company shall have furnished to the Representative a certificate, dated the Closing Date and any Option Closing Date (if such date is other than the Closing Date), of its Chief Executive Officer and its Chief Financial Officer stating on behalf of the Company and not in an individual capacity that (i) such officers have carefully examined the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto after the Effective Date, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date) did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Pricing Disclosure Package, as of the Applicable Time and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), any Issuer Free Writing Prospectus as of its date and as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus, (iii) to their knowledge after reasonable investigation, as of the Closing Date (or any Option Closing Date if such date is other than the Closing Date), the representations and warranties of the Company in this Agreement are true and correct in all material respects (except for those representations and warranties qualified as to materiality, which shall be true and correct in all respects and except for those representations and warranties which refer to facts existing at a specific date, which shall be true and correct as of such date) and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date (or any Option Closing Date if such date is other than the Closing Date), and (iv) there has not been, subsequent to the respective dates as of which information is given in the Pricing Disclosure Package, any change or development that would be reasonably expected to cause a Material Adverse Change.

4.4.2. Secretary’s Certificate. At the Closing Date and any Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date or the Option Date, as the case may be, respectively, certifying on behalf of the Company and not in an individual capacity: (i) that the Charter is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

4.4.3. Management Certificate. At the time this Agreement is executed and on the Closing Date and/or the Option Closing Date, if any, the Representative shall have received a written certificate executed by the Chief Executive Officer and Chief Financial Officer of the Company, dated as of such date, on behalf of the Company, with respect to certain financial data contained in the Registration Statement, Disclosure Package and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representative.

4.5 No Material Changes. Prior to and on the Closing Date and each Option Closing Date, if any: (i) there shall have been no Material Adverse Change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may reasonably be expected to cause a Material Adverse Change, except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Pricing Disclosure Package nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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4.6 No Material Misstatement or Omission. The Underwriters shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of Representative’s Counsel, is material or omits to state any fact which, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Registration Statement, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the reasonable opinion of Representative’s Counsel, is material or omits to state any fact which, in the reasonable opinion of Representative’s Counsel, is material and is necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

4.7 Corporate Proceedings. All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Shares, the Registration Statement, the Pricing Disclosure Package, each Issuer Free Writing Prospectus, if any, and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to Representative’s Counsel, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

4.8 Delivery of Agreements.

4.8.1. Lock-Up Agreements. On or before the date of this Agreement, the Company shall have delivered to the Representative executed copies of the Lock-Up Agreements from each of the persons listed in Schedule 3 hereto.

4.9 Additional Documents. At the Closing Date and at each Option Closing Date (if any), Representative’s Counsel shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling Representative’s Counsel to deliver an opinion to the Underwriters, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares, as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and Representative’s Counsel.

5. Indemnification.

5.1 Indemnification of the Underwriters.

5.1.1. General. Subject to the conditions set forth below, the Company shall indemnify and hold harmless each Underwriter, its affiliates and each of its and their respective directors, officers, members, employees, representatives, partners, shareholders, affiliates, counsel and agents and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”), against any and all loss, liability (or actions, including shareholder actions, in respect thereof), claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriter Indemnified Parties and the Company or between any of the Underwriter Indemnified Parties and any third party, or otherwise, and including any fines, fees, or penalties issued by the China Securities Regulatory Commission (CSRC)) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, the Pricing Disclosure Package, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Commission, any state securities commission or agency, the Exchange or any other national securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, the Underwriters’ Information. The Company will not be liable to any Underwriter Indemnified Party under the foregoing indemnification and reimbursement provisions: (i) for any settlement by an Underwriter Indemnified Party effected without the Company’s prior written consent (not to be unreasonably withheld); or (ii) to the extent that any loss, claim, damage or liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the Underwriter Indemnified Party’s bad faith, willful misconduct, or gross negligence. The Company also agrees that no Underwriter Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or its security holders or creditors related to or arising out of the engagement of the Underwriters pursuant to, or the performance by the Underwriters of the services contemplated by, this Agreement except to the extent that any loss, claim, damage or liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Underwriter Indemnified Party’s bad faith, willful misconduct, or gross negligence.

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5.1.2. Procedure. If any action is brought against an Underwriter Indemnified Party in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter Indemnified Party shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of such Underwriter Indemnified Party) and payment of actual expenses. Any failure or delay by an Underwriter Indemnified Party to give the notice referred to herein shall not affect such Underwriter Indemnified Party’s right to be indemnified hereunder, except to the extent that such failure or delay causes actual material harm to the Company, or materially prejudices its ability to defend such action, suit or proceeding on behalf of such Indemnified Party. An Underwriter Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter Indemnified Party unless (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action, (ii) the Company has failed to assume the defense or the employ of counsel reasonably satisfactory to the Underwriter Indemnified Party to have charge of the defense of such action within a reasonable time after receiving notice of the action, suit, or proceeding, or (iii) such Underwriter Indemnified Party shall have reasonably concluded (based upon advice of counsel to such indemnified party) that there may be legal defenses available to it or them which are different from or additional to those available to the Company, or that there exists a conflict or potential conflict of interest (based upon advice of counsel to such indemnified party) between such Underwriter Indemnified Party and the Company that makes it impossible or inadvisable for counsel to the Company to conduct the defense of the Underwriter Indemnified Party (in which case the Company shall not have the right to direct the defense of such action on behalf of the Underwriter Indemnified Party), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys selected by the Underwriter Indemnified Parties who are party to such action (in addition to local counsel) shall be borne by the Company. The Company agrees that it will not, without the prior written consent of such Underwriter Indemnified Party, settle or compromise or consent to the entry of any judgement in any action relating to the matters contemplated herein unless such settlement, compromise, or consent (i) includes a release of the Underwriter Indemnified Party from all liability arising or that may arise out of such claim and (ii) provides for the payment of an amount that the Company is willing and able to pay.

5.2 Indemnification of the Company. Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to such losses, liabilities, claims, damages and expenses (or actions in respect thereof) which arise out of or are based upon untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in conformity with, the Underwriters’ Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Pricing Disclosure Package or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the Underwriter Indemnified Parties by the provisions of Section 5.1.2. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Shares or in connection with the Registration Statement, the Pricing Disclosure Package, the Prospectus, or any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication.

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5.3 Contribution.

5.3.1. Contribution Rights. If the indemnification provided for in this Section 5 shall be finally judicially determined to be unavailable to or insufficient to hold harmless an indemnified party under Section 5.1 or 5.2 in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and each of the Underwriters, on the other hand, from the Offering, or (ii) if, but only if, the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, with respect to such Offering shall be deemed to be in the same proportion as the total value received by the Company from the Offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters in connection with the Offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company through the Representative by or on behalf of any Underwriter for use in any Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriters’ Information. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 5.3.1 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to above in this Section 5.3.1 shall be deemed to include, for purposes of this Section 5.3.1, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 5.3.1, no Underwriters shall be required to contribute any amount in excess of the total discount and commission received by such Underwriter in connection with the Offering (excluding reimbursable expenses) less the amount of any damages which such Underwriter has otherwise paid or becomes liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.3.2. Contribution Procedure. Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the failure to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid 15 days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section 5.3.2 are intended to supersede, to the extent permitted by law, any right to contribution under the Securities Act, the Exchange Act or otherwise available. The Underwriters’ obligations to contribute as provided in this Section 5.3 are several and in proportion to their respective underwriting obligation, and not joint.

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5.4. Survival & Third-Party Beneficiaries. The advancement, reimbursement, indemnity and contribution obligations set forth in this Section 5 shall remain in full force and effect regardless of any termination of, or the completion of any Underwriter Indemnified Party’s services under or in connection with, this Agreement. Each Underwriter Indemnified Party’s is an intended third-party beneficiary of this Section 5 and has the right to enforce the provisions of Section 5 as if he/she/it was a party to this Agreement.

6. Default by an Underwriter.

6.1. Default Not Exceeding 10% of Firm Shares or Option Shares. If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Shares or the Option Shares, if and to the extent that the Over-allotment Option is exercised hereunder, and if the number of the Firm Shares or Option Shares with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Shares or Option Shares that all Underwriters have agreed to purchase hereunder, then such Firm Shares or Option Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

6.2 Default Exceeding 10% of Firm Shares or Option Shares. In the event that the default addressed in Section 6.1 relates to more than 10% of the Firm Shares or Option Shares, the Representative may in its discretion arrange for itself or for another party or parties to purchase such Firm Shares or Option Shares to which such default relates on the terms contained herein. If, within one (1) Business Day after such default relating to more than 10% of the Firm Shares or Option Shares, the Representative does not arrange for the purchase of such Firm Shares or Option Shares, then the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties reasonably satisfactory to the Representative to purchase said Firm Shares or Option Shares on such terms. In the event that neither the Representative nor the Company arrange for the purchase of the Firm Shares or Option Shares to which a default relates as provided in this Section 6, this Agreement will automatically be terminated by the Representative or the Company without liability on the part of the Company (except as provided in Sections 3.10 and 5 hereof) or the several Underwriters (except as provided in Section 5 hereof); provided, however, that if such default occurs with respect to the Option Shares, this Agreement will not terminate as to the Firm Shares; and provided, further, that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other Underwriters and to the Company for damages occasioned by its default hereunder. For the avoidance of doubt, nothing contained in this Section 6.2 shall excuse a default by the Representative (in its capacity as an Underwriter) in its obligations to purchase the Firm Shares.

6.3 Postponement of Closing Date. In the event that the Firm Shares or Option Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or any Option Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement, the Pricing Disclosure Package or the Prospectus that in the opinion of Representative’s Counsel may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares or Option Shares.

7. Additional Covenants.

7.1 Board Composition and Board Designations. The Company shall ensure that: (i) the qualifications of the persons serving as members of the Board of Directors and the overall composition of the Board of Directors comply with the Sarbanes-Oxley Act, the Exchange Act and the listing rules of the Exchange or any other national securities exchange, as the case may be, in the event the Company seeks to have its Shares listed on another exchange or quoted on an automated quotation system, and (ii) if applicable, at least one member of the Audit Committee of the Board of Directors qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange.

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7.2 Prohibition on Press Releases and Public Announcements. Except as required by law or rule of Nasdaq, the Company shall not issue press releases or engage in any other publicity, without the Representative’s prior written consent, for a period ending at 5:00 p.m., Eastern time, on the first (1st) Business Day following the fortieth (40th) day after the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business.

7.3 Right of First Refusal. Provided that the Firm Shares are sold in accordance with the terms of this Agreement, the Representative shall have an irrevocable right of first refusal (the “Right of First Refusal”), for a period of six (6) months from the closing of the Offering, to act as lead managing underwriter, placement agent, exclusive financial advisor or in any other similar capacity, at the Representative’s sole discretion, for each and every future public offering for capital raising purposes registered with Commission, or private financing including all equity linked financings (each, a “Subject Transaction”), during such six (6) month period, of the Company, or any successor to or subsidiary of the Company, on terms and conditions customary for such Subject Transactions. The Company shall notify the Representative of its or its subsidiary’s intention to pursue a Subject Transaction, including the material terms thereof, by providing written notice thereof by electronic mail or overnight courier service addressed to the Representative. If the Representative declines the terms of such Subject Transaction or fails to notify the Company of its intent to exercise its Right of First Refusal with respect to any Subject Transaction within fifteen (15) business days following notice in writing by the Company, then if the Representative declines to exercise the Right of First Refusal or is unable to provide same or more favorable terms to the Company under reasonable standard, the Company shall have the right to retain any other person or persons to provide such services on terms and conditions which are not more favorable to such other person or persons than the terms presented to and declined by the Representative. The Representative may elect, in its sole and absolute discretion, not to exercise its Right of First Refusal with respect to any Subject Transaction; provided that any such election, rejection, waiver or failure to respond or act, by the Representative shall not adversely affect the Representative’s Right of First Refusal with respect to any other Subject Transaction during the six (6) month period agreed to above. The terms and conditions of any such engagements shall be set forth in separate agreements and may be subject to, among other things, satisfactory completion of due diligence by the Representative, market conditions, the absence of a material adverse change to the Company’s business, financial condition and prospects, approval of the Representative’s internal committee and any other conditions that the Representative may deem appropriate for transactions of such nature. The Right of First Refusal is subject to FINRA Rule 5110(g), and the Company shall have a right of termination for cause, which includes that the Company may terminate the Representative’s engagement upon the Representative’s material failure to provide the underwriting services required by this Agreement. The Company’s exercise of the right of termination for cause will eliminate any obligations with respect to the Right of First Refusal set forth above.

7.4 Tail Fee. The Representative shall be entitled to a cash fee equal to seven percent (7.0%) of the gross proceeds received by the Company from the sale of any equity, debt and/or equity derivative instruments to any investor actually introduced by the Representative to the Company during the period (the “Engagement Period”) commencing June 4, 2025 and ending on the earlier of (i) June 4, 2026 or (ii) the final closing in connection with this Offering (each a “Tail Financing”), and such Tail Financing is consummated at any time during the Engagement Period or within the twelve (12) months immediately following the expiration or termination of the Engagement Period (the “Tail Period”), provided that such Tail Financing is by a party actually introduced to the Company and not known to the Company before such introduction. The right to receive a fee in connection with this Section 7.4 shall be subject to FINRA Rule 5110(g)(5)(B), and the Company shall have a right of termination for cause, which includes that the Company may terminate the Representative’s engagement upon the Representative’s material failure to provide the underwriting services required by this Agreement. The Company’s exercise of the right of termination for cause will eliminate any obligations with respect to the payment of any termination fee or provision of any tail financing fee, including the tail financing set forth above.

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8. Effective Date of this Agreement and Termination Thereof.

8.1 Effective Date. This Agreement shall become effective when both the Company and the Representative have executed the same and delivered counterparts of such signatures to the other party.

8.2 Termination. The Representative shall have the right to terminate this Agreement in writing at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Representative’s reasonable opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange or the Nasdaq Stock Market LLC shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a new war or an increase in major hostilities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets; or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative’s reasonably opinion, make it inadvisable to proceed with the delivery of the Firm Shares or Option Shares; or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder; or (viii) if the Representative shall have become aware after the date hereof of such a Material Adverse Change, or such adverse material change in general market conditions as in the Representative’s reasonable judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Shares or to enforce contracts made by the Underwriters for the sale of the Shares.

8.3 Expenses. Notwithstanding anything to the contrary in this Agreement, except in the case of a default by the Underwriters, pursuant to Section 6.2 above, in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to pay to the Underwriters their actual and accountable out-of-pocket expenses related to the transactions contemplated herein then due and payable (including the reasonable fees and disbursements of Representative Counsel) up to the amounts set forth in Section 3.10.1, and upon demand the Company shall pay the full amount thereof to the Representative on behalf of the Underwriters; provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement. Notwithstanding the foregoing, any advance received by the Representative will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(g)(4)(A).

8.4 Survival of Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall remain in full force and effect and shall not be in any way affected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

8.5 Representations, Warranties, Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company or (ii) delivery of and payment for the Shares.

9. Miscellaneous.

9.1 Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered, or sent by electronic mail transmission, return receipt requested and shall be deemed given (i) if mailed, two (2) Business Days after such mailing, (ii), if personally delivered, when so delivered, or (iii) if sent by electronic mail transmission, upon the sending party’s receipt of a confirmation email (including read receipt or other automatic delivery confirmation) from the receiving party.

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If to the Representative:

Cathay Securities, Inc.

40 Wall Street, Suite 3600

New York, New York 10005

Attn: Xiaoyu (Shell) Li

Email: shell.li@cathaysecurities.com

Phone: (855) 939-3888

with a copy (which shall not constitute notice) to:

Liang Shih, Esq.

The Crone Law Group, P.C.

420 Lexington Avenue, Avenue, Suite 2446

New York, New York 10170

Phone: (216) 387-0823

Email: lshih@cronelawgroup.com

If to the Company:

Barentsz Capital Limited

Room 903, 9/F.,

Singga Commercial Centre,

144-151 Connaught Road West,

Sai Ying Pun, Hong Kong

Attn: Shawn Wei
Telephone: +852 59430987
Email: shawn@barentszgroup.com

with a copy (which shall not constitute notice) to:

Loeb & Loeb LLP

2206-19 Jardine House

1 Connaught Place

Central, Hong Kong

Attention: Henry Yin

Phone: +852 3923-1187

Email: henry.yin@loeb.com

9.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

9.3 Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

9.4 Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

9.5 Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives, heirs and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from any of the Underwriters.

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9.6 Governing Law; Consent to Jurisdiction; Trial by Jury.

9.6.1.This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the New York Supreme Court, County of New York or the United States District Court for the Southern District of New York, and irrevocably submits to the exclusive jurisdiction of such courts. The Company and the Underwriters hereby irrevocably waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

9.6.2. By the execution and delivery of this Agreement, the Company hereby irrevocably designates and appoints Cogency Global Inc., located at 122 East 42nd Street, 18th Floor, New York, NY 10168 as its authorized agent upon whom process may be served in any suit, proceeding or other action instituted by any Underwriter or by any person controlling an Underwriter as to which such Underwriter or any such controlling person is a party and based upon this Agreement, or in any other action against the Company in the aforementioned courts arising out of the offering made by the Preliminary Prospectus, the Prospectus, the Registration Statement or any purchase or sale of Shares in connection therewith. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. The Company and the Underwriters agree that any final judgment after exhaustion of all appeals or the expiration of time to appeal in any such action or proceeding arising out of the sale of the Shares or this Agreement rendered by any such federal court or state court shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing contained in this Agreement shall affect or limit the right of the Company, the Underwriters or any person controlling an Underwriter to serve any process or notice of motion or other application in any other manner permitted by law or limit or affect the right of the Company, the Underwriters or any person controlling an Underwriter to bring any action or proceeding against the other party or any of its properties in the courts of any other jurisdiction. The Company further agrees to take any and all action, including the execution and filing of all such instruments and documents, as may be necessary to continue such designations and appointments or such substitute designations and appointments in full force and effect. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

9.6.3. The Company and the Underwriters agree that in any suit (whether in a court in the United States or elsewhere) seeking enforcement of this Agreement or provisions of this Agreement, if the plaintiffs therein seek a judgment in either United States dollars, they will not interpose any defense or objection to or otherwise oppose judgment, if any, being awarded in such currencies. The Company and the Underwriters agree that it will not initiate or seek to initiate any action, suit or proceeding, in any other jurisdiction other than in the United States, seeking damages in respect of or for the purpose of obtaining any injunction or declaratory judgment against the enforcement of, or a declaratory judgment concerning any alleged breach by the Company (or the Underwriters) or other claim by the Underwriters (or by the Company), or any person controlling an Underwriter in respect of this Agreement or any of the Underwriters’ rights under this Agreement, including without limitation any action, suit or proceeding challenging the enforceability of or seeking to invalidate in any respect the submission by the Company (or the Underwriters) hereunder to the jurisdiction of the courts or the designation of the laws as the law applicable to this Agreement, in each case as set forth herein.

9.6.4. The Company and the Underwriters agree that if any payment of any sum due under this Agreement from the other party is made or in a currency other than freely transferable United States dollars, whether by judicial judgment or otherwise, the obligations of the payor under this Agreement shall be discharged only to the extent of the net amount of freely transferable United States dollars that the payee, in accordance with normal bank procedures, are able to lawfully purchase with such amount of such other currency. To the extent that the payee is not able to purchase sufficient United States dollars with such amount of such other currency to discharge the obligations of the Company to the Underwriters or such controlling persons, or of the Underwriters to the Company, the obligations of the Company or of the Underwriters shall not be discharged with respect to such difference, and any such undischarged amount will be due as a separate obligation and shall not be affected by payment of or judgment being obtained for any other sums due under or in respect of this Agreement.

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9.6.5. The Company and the Underwriters agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

9.7 Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

9.8 Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

[Signature Page Follows]

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If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

BARENTSZ CAPITAL LIMITED

By:
Name:	WEI Xiao
Title:	Chief Executive Officer and Director

Confirmed as of the date first written above mentioned, on behalf of itself and as Representative of the several Underwriters named on Schedule 1 hereto:

CATHAY SECURITIES, INC.

By:
Name:
Title:	Chief Executive Officer

[Signature Page]

BARENTSZ CAPITAL LIMITED – Underwriting Agreement

SCHEDULE 1

Underwriter	Total Number of Firm Shares to be Purchased
Cathay Securities, Inc.

TOTAL

SCHEDULE 2-A

Pricing Information

Number of Firm Shares:
Public Offering Price per Firm Share:
Underwriting Discount per Firm Share:
Proceeds to Company per Firm Share (before expenses):
Number of Option Shares

SCHEDULE 2-B

Issuer General Use Free Writing Prospectuses

Issuer Free Writing Prospectus dated [ ], filed with the Securities and Exchange Commission on [ ] (file number [ ]).

SCHEDULE 3

List of Lock-Up Parties

WEI Xiao
LAM Wing Yan
LIN Zhen
WEI Xuechun
LI Zhongxuan
HUA Tiankai
CHEN Chong

EXHIBIT A

Form of Lock-Up Agreement

Lock-Up Agreement

[ ], 2025

Cathay Securities, Inc.

40 Wall Street, Suite 3600

New York, New York 10005

Ladies and Gentlemen:

The undersigned understands that Cathay Securities, Inc. (the “Representative”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Barentsz Capital Limited, a business company with limited liability incorporated in the British Virgin Islands (the “Company”), providing for the public offering (the “Public Offering”) of Class A ordinary shares, par value $0.00001 per share, of the Company (the “Shares”).

To induce the Representative to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representative, the undersigned will not, during the period commencing on the date hereof and ending six (6) months from the date of the effective date of the Registration Statement on Form F-1 relating to the Public Offering (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares or any securities convertible into or exercisable or exchangeable for Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Representative in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Public Offering; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to the undersigned and/or one or more family members or trust for the benefit of a family member (for purposes of this lock-up agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution or other not-for-profit organization; or (d) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be; (e) the exercise of stock options to purchase the Company’s Ordinary Shares, including any “net” or “cashless” exercise of such options for the purpose of paying the exercise price or taxes associated with such exercise, provided that the underlying Ordinary Shares shall continue to be subject to the restrictions on transfer set forth in this lock-up agreement; (f) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Lock-Up Securities, provided that such plan does not provide for the transfer of Lock-Up Securities during the Lock-Up Period and no public announcement or filing under the Exchange Act shall be required or shall be voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan during the Lock-Up Period; (g) transfers or distributions pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s Ordinary Shares involving a “Change of Control” of the Company, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Lock-Up Securities held by the undersigned shall remain subject to the provisions of this lock-up agreement (for purposes of this clause, “Change of Control” shall mean any transaction or series of related transactions pursuant to which any “person” or “group” becomes the beneficial owner of more than 50% of the total voting power of the Company); (h) transfers by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement; or (i) transfers to the Company in connection with the repurchase of the undersigned's Shares in connection with the termination of the undersigned’s employment with the Company; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c), (d), or (h), it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of this lock-up agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto; (ii) the undersigned notifies the Representative at least two (2) business days prior to the proposed transfer or disposition; and (iii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Ordinary Shares, shall be required or shall be voluntarily made during the Lock-Up Period.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s securities subject to this lock-up agreement except in compliance with this lock-up agreement or in accordance with the exceptions set forth herein.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing restrictions shall be equally applicable to any Shares that the undersigned may purchase in the Public Offering; (ii) the Representative agrees that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Representative will notify the Company of the impending release or waiver; and (iii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two (2) business days before the effective date of the release or waiver. Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

The undersigned understands that the Company and the Representative are relying upon this lock-up agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands that if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, then this lock-up agreement shall be void and of no further force or effect, and the undersigned shall be released from all obligations under this lock-up agreement.

This lock-up agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

EXHIBIT B

Form of Press Release

Barentsz Capital Limited

[Date], 2025

Barentsz Capital Limited (the “Company”) announced today that Cathay Securities, Inc., acting as representative for the underwriters in the Company’s recent public offering of _______ ordinary shares of the Company, is [waiving] [releasing] a lock-up restriction with respect to _________ ordinary shares of the Company held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on _________, [Year], and the securities may be sold on or after such date.

This press release is not an offer or sale of the securities in the United States or in any other jurisdiction where such offer or sale is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act of 1933, as amended.